EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Insightful Corporation for the quarter ended March 31, 2004, the undersigned, Fred Schapelhouman, Chief Financial Officer of Insightful Corporation, does hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

3)	such Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

4)

the information contained in such Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of Insightful Corporation.

Date:	May 17, 2004	By:	/s/ Fred Schapelhouman

Fred Schapelhouman
Chief Financial Officer

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